ENDEAVOR SERIES TRUST (the "TRUST")
Supplement dated December 15, 1998
to Prospectus dated May 1, 1998



	Under the Section entitled MANAGEMENT OF THE FUND, the following information replaces the second paragraph on page 50.

	Investment decisions with respect to the Endeavor Select 50 Portfolio are made by the Adviser's equity investment management teams. Effective December 15, 1998, the full Investment
Oversight Committee will be responsible for overseeing the investment decisions of the Adviser's equity teams on behalf of the Portfolio.